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                                                                   EXHIBIT 23(A)

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Joint Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of Columbia Banking System, Inc. of our report dated January 22, 1997 appearing on page 35 of its Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Joint Proxy Statement/Prospectus.



PRICE WATERHOUSE LLP

Seattle, Washington
September 4, 1997